Store Closures	12 Months Ended
Dec. 31, 2017
Store Closures
Store Closures

6Store Closures

In December 2016, the Company announced an enterprise streamlining initiative designed to reduce costs and enhance operating efficiencies to allow the Company to be more competitive in the current health care environment. In connection with the enterprise streamlining initiative, the Company announced its intention to rationalize the number of retail stores by closing approximately 70 underperforming stores during the year ending December 31, 2017. During the year ended December 31, 2017, the Company closed 71 retail stores and recorded charges of $215 million within operating expenses in the Retail/LTC Segment. The charges are primarily comprised of provisions for the present value of noncancelable lease obligations. The noncancelable lease obligations associated with stores closed during the year ended December 31, 2017 extend through the year 2039.